SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): June 11, 1998

                          Clearview Cinema Group, Inc.
               (Exact name of registrant as specified in charter)


           Delaware                      001-13187              22-3338356
  (State or other jurisdiction    (Commission file number     (IRS employer
        of incorporation)                 number)           identification no.)


97 Main Street                                                     07928
Chatham, New Jersey                                             (Zip code)
(Address of principal executive offices)




Registrant's telephone number, including area code: (973) 377-4646



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Item 5. Other Events

            The registrant's press release dated June 11, 1998 is filed herewith and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:


                                                                Exhibit
 Description                                                       No.
 -----------                                                    -------

 Press release dated June 11, 1998                               99.01















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 CLEARVIEW CINEMA GROUP, INC.


                                 By:
                                     ----------------------------------------
                                 Name:   A. Dale Mayo
                                 Title:  Chairman of the Board, President and
                                         Chief Executive Officer

Date:  June 15, 1998



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Exhibit Index

                                                                    SEQUENTIAL
 EXHIBIT NO.                       DOCUMENT                          PAGE NO.

    99.01       Press Release dated June 11, 1998.                      5



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